EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Curis, Inc. (the “Company”) for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ali Fattaey, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2015

/s/ ALI FATTAEY
Ali Fattaey President and Chief Executive Officer (Principal Executive Officer)